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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                  May 10, 1999
                Date of Report (Date of earliest event reported)


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                            PENSKE MOTORSPORTS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-28044                      51-0369517
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

          13400 Outer Drive West, Detroit, Michigan       48239 -4001
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          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code                (313) 592-8255
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                                    FORM 8-K


Item 5.  Other Events.

         On May 10, 1999, (i) Penske Motorsports, Inc. (the "Company") entered into a Merger Agreement with International Speedway Corporation ("ISC") and 88 Corp., a wholly owned subsidiary of ISC, which provides for the merger of the Company with and into 88 Corp. pursuant to terms and subject to conditions contained in such Merger Agreement and (ii) Penske Performance, Inc. ("Performance") and Penske Corporation ("Penske") entered into a Merger Agreement with ISC which provides for the merger of PSH Corp., a subsidiary (not wholly owned) of Performance and an owner of common stock of the Company, to merge with and into ISC pursuant to such Merger Agreement.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              Exhibit 99 Press Release dated May 10, 1999, announcing the Merger
                         Agreements.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PENSKE MOTORSPORTS, INC.



                                         By: /s/ Robert H. Kurnick, Jr.
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                                               Robert H. Kurnick, Jr.
                                               Senior Vice President,
                                               General Counsel and Secretary

Dated:  May 13, 1999


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99                Press Release dated May 10, 1999 announcing the Merger
                  Agreements.